UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2024

Chicken Soup for the Soul Entertainment Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81-2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC
Redeemable warrants, each 11.494 warrants exercisable for one share of common stock at an exercise price of $132.18 per share	CSSEL	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class Z Warrants to purchase Class A Common Stock	CSSEZ	OTC Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2024, Chicken Soup for the Soul Entertainment Inc. (the “Company”) received a letter (the “Delinquency Letter”) from The Nasdaq Stock Market (“Nasdaq”) informing the Company that its securities may be delisted from the Nasdaq Capital Market due to the fact the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2023 had not been filed yet. Under Nasdaq rules, a company that receives a delist determination for such a delinquency can request an appeal to a Nasdaq hearings panel (a “Hearings Panel”) pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A request for a hearing regarding a delinquent filing will stay the suspension of the Company’s securities only for a period of 15 days from the date of the request. The Delinquency Letter notes that since the Company already has a hearing before a Hearings Panel scheduled for May 21, 2024, for its failure to comply with the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1), with respect to the Company’s Class A Common Stock, par value $0.0001 per share (the “common stock”), and the $10 million stockholders equity requirement set forth in Nasdaq Listing Rule 5450(b)(1)(A) as discussed in prior Current Reports on Form 8-K (most recently in the Current Report on Form 8-K filed with the SEC on March 29, 2024), the Company will have seven days, or until April 25, 2024, to request a stay of the suspension, pending a Hearings Panel decision. The Company intends to request a stay of the suspension and, in any event, has remedied its noncompliance by filing its Annual Report on Form 10-K for the year ended December 31, 2023, on April 19, 2024. Pursuant to instructions stated in the Delinquency Letter, on April 24, 2024, the Company issued a press release disclosing receipt of the Delinquency Letter and the Nasdaq rules upon which it is based. A copy of the press release is filed herewith as Exhibit 99.1 hereto.

Also on April 18, 2024, the Company received written notice from Nasdaq (the “Notice”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) because for the prior 30 consecutive business days (April 17, 2024), the closing bid price of the Company’s 9.75% Series A Cumulative Redeemable Perpetual Preferred Stock (“preferred stock”) had been below the minimum required value of $1 per share. The Notice stated that the Company would be afforded 180 calendar days (until October 15, 2024) to regain compliance, which compliance could be accomplished by the closing bid price of the Company’s preferred stock being at least $1 for a minimum of ten consecutive business days. The Notice also stated that if the Company did not regain compliance within the initial 180-day period, the Company may be eligible for an additional 180-day period, and if not, or if it appeared to the Nasdaq staff that the Company would not be able to cure the deficiency, Nasdaq would provide notice after the end of the initial 180-day period that the Company’s securities would be subject to delisting. The Company is currently undertaking efforts to remedy its noncompliance with the Nasdaq rule described above by raising the bid price of the preferred stock to over $1 per share.

On April 23, 2024, the Company received an additional written notice (the “Additional Notice”) indicating that the Company has not paid certain fees required by Nasdaq Listing Rule 5250(f), and that this serves as an additional basis for delisting the Company’s securities from the Nasdaq Capital Market. The Additional Notice stated that the Hearings Panel will consider this matter in rendering a determination regarding the Company’s continued listing on Nasdaq.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will”, “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those described more fully in the section titled “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s other reports filed with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release, dated April 24, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2024	Chicken Soup for the Soul Entertainment Inc.

	By:	/s/ William J. Rouhana, Jr.
William J. Rouhana, Jr.
Chief Executive Officer